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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 12, 2003
                                                         -----------------




                               DT INDUSTRIES, INC.
             -----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                     0-23400                44-0537828
--------------------------------------------------------------------------------
 (STATE OR OTHER JURISDICTION         (COMMISSION             (IRS EMPLOYER
       OF INCORPORATION)              FILE NUMBER)          IDENTIFICATION NO.



   907 W. FIFTH STREET, DAYTON, OH                                45407
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (937) 586-5600
                                                           --------------


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS. The following exhibits are filed herewith.

               Ex. 99.1   Press Release dated November 12, 2003.

ITEM 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION

         The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is incorporated by reference into the Company's Registration Statement on Form S-3, as amended (File No. 333-91500).

         On November 12, 2003, DT Industries, Inc. (the "Company") issued a press release announcing its earnings for the quarter ended September 28, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   November 12, 2003

                                         DT INDUSTRIES, INC.


                                         By: /s/ Dennis S. Dockins
                                             -----------------------------
                                             Dennis S. Dockins
                                             General Counsel and Secretary


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                                  EXHIBIT INDEX


  Exhibit                              Description
    No.
-----------      ---------------------------------------------------------------

   99.1             Press release dated November 12, 2003.